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                                                                      EXHIBIT 23

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-20829 and No. 333-20833) of MarkWest Hydrocarbon, Inc. of our report dated February 10, 1999 appearing on page 17 of this Form 10-K.


PricewaterhouseCoopers LLP

Denver, Colorado
March 24, 1999